                                                                 EXHIBIT 10.14.2

                             THE SYSTEM WORKS, INC.
                  1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                      NON-QUALIFIED STOCK OPTION AGREEMENT


THIS AGREEMENT, dated as of January 4, 1995, is made by and between THE SYSTEM WORKS, INC., a Georgia corporation, hereinafter referred to as "Company," and George Busbee, an Outside Director of the Company, hereinafter referred to as "Optionee":

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock (as defined hereunder); and

WHEREAS, the Company wishes to carry out The System Works, Inc. 1995 Stock Option Plan for Outside Directors (the terms of which are hereby incorporated by reference and made a part of this Agreement).

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.1 - BOARD

     "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 - CHIEF FINANCIAL OFFICER

     "Chief Financial Officer" shall mean the chief financial officer of the Company.

SECTION 1.3 - CODE

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.4 - COMMON STOCK

     "Common Stock" shall mean the Company's common stock, $.01 par value.

SECTION 1.5 - COMPANY

"Company" shall mean The System Works, Inc.

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SECTION 1.6 - EXCHANGE ACT

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.7 - FAIR MARKET VALUE

     "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Chief Financial Officer: or (iv) if the Company's stock is not publicly traded, the fair market value established by the members of the Board who do not participate in the Plan acting in good faith.

SECTION 1.8 - OPTION

     "Option" shall mean a non-qualified option to purchase Common Stock of the Company granted under this Agreement pursuant to the Plan.

SECTION 1.9 - OPTIONEE

     "Optionee" shall mean the Outside Director to whom this Option is granted under the Plan.

SECTION 1.10 - OUTSIDE DIRECTOR

     "Outside Director" shall mean a member of the Board who is not an employee of the Company, a Parent Corporation or a Subsidiary under Section 3401(c) of the Code and who is not legally or contractually prohibited from receiving and holding personally the Option.

SECTION 1.11 - PARENT CORPORATION

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.12 - PLAN

     "Plan" shall mean this 1994 The System Works, Inc. Stock Option Plan for Outside Directors.

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SECTION 1.13 - RETIREMENT

     "Retirement" shall mean acceptance by the Board of an Outside Director's resignation from the Board by reason of retirement as determined by the Chief Financial Officer.

SECTION 1.14 - RULE 16b-3

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended in the future.

SECTION 1.15 - SECRETARY

     "Secretary" shall mean the Secretary of the Company.

SECTION 1.16 - SECURITIES ACT

     "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.17 - SUBSIDIARY

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

     On the date hereof the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of 7,500 shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement and the Plan.

SECTION 2.2 - PURCHASE PRICE

     The purchase price of the shares of Common Stock covered by the Option shall be $4.51 per share without commission or other charge.

SECTION 2.3 - ADJUSTMENTS IN OPTION

     Subject to Section 3.4, in the event that the outstanding shares of Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of merger, consolidation, recapitalization or reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be

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deemed to have been "effected without receipt of consideration") the Chief
Financial Officer acting in good faith shall make appropriate adjustments in the number and kind of shares as to which any unexercised portion of the Option shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Chief Financial Officer shall be final and binding upon the Optionee, the Company and all other interested persons.


                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1 - TERM OF OPTION

     The term of the Option shall be ten years and one day from the date hereof subject to earlier termination in accordance with Sections 3.3 or 3.4.

SECTION 3.2 - EXERCISE SCHEDULE

     The Option shall be exercisable on the following schedule: Beginning on the first anniversary of the date of grant, for up to 25% of the shares covered by the Option; beginning on the second anniversary of the date of grant, for up to 50% of such shares; beginning on the third anniversary of the date of grant, for up to 75% of such shares; and beginning on the fourth anniversary of the date of grant, and thereafter until the earlier of expiration of the Option's term or termination of the Option in accordance with Section 3.3 and Section 3.4, for up to 100% of such shares. Notwithstanding the foregoing, an Option held by an Outside Director shall become immediately exercisable in full upon the death or disability of such Outside Director, upon Retirement of such Outside Director from the Board, upon an unsuccessful attempt by such Outside Director to win reelection to the Board after nomination for election at the recommendation of the Board, or upon adoption by the Company of a plan for a liquidation, dissolution, merger, consolidation or reorganization as described in clause (x), (y) or (z) of Section 3.4.

SECTION 3.3 - TERMINATION OF MEMBERSHIP ON THE BOARD

     If the Optionee's membership on the Board terminates for any reason other than death, disability, Retirement or an unsuccessful attempt to win reelection to the Board after nomination for election at the recommendation of the Board, the Option, or any remaining portion thereof, to the extent otherwise exercisable pursuant to Section 3.2, may be exercised in whole or in part at anytime within one year after the date of such termination (to the extent the Option has not otherwise terminated) and shall thereafter terminate. If the Optionee's membership on the Board terminates due to death, disability, Retirement or an unsuccessful attempt to win reelection to the Board after nomination for election at the recommendation of the Board, any remaining portion of the Option held at the date of such termination may be exercised for up to 100% of the shares covered hereby any anytime within three years after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate.

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SECTION 3.4 - CHANGE OF CONTROL

     In the event of (x) a dissolution or liquidation of the Company, (y) a merger or consolidation in which the Company is not the surviving corporation, or (z) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Optionee, at the time of adoption of the plan for liquidation, dissolution, merger, consolidation or reorganization, either (i) a reasonable time thereafter within which to exercise any remaining portion of the Option, prior to the effectiveness of such liquidation, dissolution, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or (ii) the right to exercise the remaining portion of the Option as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.


                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

     During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under the Plan or this Agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

     At any time and from time to time prior to the time when the Option or exercisable portion thereof becomes unexercisable under this Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and any partial exercise of the Option shall be with respect to no less than 100 shares (or such lesser remaining number of shares subject to the Option).

SECTION 4.3 -  MANNER OF EXERCISE

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of all of the following prior to the time when the Option or such portion becomes unexercisable under the Plan or this Agreement:

          (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Chief Financial Officer;

          (b)  (i)   Full payment (in cash or by check) for the shares with
respect to which the Option or portion of the Option is exercised;

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               (ii)  With the consent of the Chief Financial Officer, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company;

               (iii) With the consent of two Outside Directors, each of whom is a "disinterested person" as defined in Rule 16b-3 and subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is exercised;

               (iv) With the consent of the Chief Financial Officer, a full recourse promissory note bearing interest (as least such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Chief Financial Officer. The Chief Financial Officer may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (v) With the consent of the Chief Financial Officer, any combination of the consideration provided in the foregoing subparagraphs (i),
(ii), (iii) and (iv); and

     (c) A bona fide written representation and agreement, in a form satisfactory to the Chief Financial Officer, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Chief Financial Officer may also take whatever additional actions he or she deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Chief Financial Officer may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

     (d) Full payment to the Company of all amounts, if any, which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of (i) the Chief Financial Officer, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfers, or
(ii) two Outside Directors, each of whom is a "disinterested person" as defined in Rule 16b-3 and subject to the timing requirements of Section 4.4, shares of the Company's Common Stock issuable to the

Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment; and

     (e)  In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CERTAIN TIMING REQUIREMENTS

     Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price of the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval required by Section 4.3(b) and (d)) made at least six months prior to the payment of such withholding taxes.

SECTION 4.5 - CONDITIONS OF ISSUANCE OF STOCK CERTIFICATES

     The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issues shares which have been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Chief Financial Officer shall deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Chief Financial Officer shall determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts, which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Chief Financial Officer may from time to time establish for reasons of administrative convenience.

SECTION 4.6 - RIGHTS AS STOCKHOLDER

     The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect to any shares purchasable upon the exercise of any

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part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


                                    ARTICLE V

                                OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

     The Chief Financial Officer shall have the power to interpret the Plan, this Agreement and all other documents relating to the Option and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Chief Financial Officer in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. The Chief Financial Officer shall not be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option and the Chief Financial Officer shall be fully protected by the Company in respect to any such action, determination or interpretation.

SECTION 5.2 - OPTION NOT TRANSFERABLE

     Unless otherwise approved in writing by the Board, no shares acquired upon exercise of the Option by any Outside Director may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date the Option was granted.

     Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws or descent and distribution.

SECTION 5.3 - SHARES TO BE RESERVED

     The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to it or him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - CONFORMITY TO SECURITIES LAWS

     This Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Without limiting the generality of the foregoing, this Agreement is intended to comply with the formula award plan provisions set forth in Rule 16(b)-3(c)(2)(ii). Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Option shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Option granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 5.7 - AMENDMENT OF THIS AGREEMENT

     This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 5.8 - GOVERNING LAW

     The laws of the State of Georgia shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of Cobb County Georgia or the United States District Court for the Northern District of Georgia, and each of the parties hereby submits to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in
Section 5.4.

SECTION 5.9 - NO RIGHT TO CONTINUED MEMBERSHIP ON THE BOARD

     Nothing in this Agreement shall confer upon any Outside Director any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any Outside Director at any time for any reason whatsoever with or without cause.

IN WITNESS HERETO this Agreement has been executed and delivered by the parties hereto.

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                         THE SYSTEM WORKS, INC.


                         By:  /s/ Craig J. Huffaker
                             --------------------------
                         Title: Chief Financial Officer

The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.


                         /s/ George Busbee
                         ------------------------------
                         Optionee


                         ###-##-####
                         ------------------------------
                         Optionee's Social Security Number


                         Optionee's Address:

                              One Old Hudgens Trail
                              Duluth, GA  30136

                                          SCHEDULE TO EXHIBIT 10.14.2


                      SCHEDULE OF TERMS OF
                    STOCK OPTION AGREEMENTS
 GRANTED PURSUANT TO THE 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                      TO GEORGE D. BUSBEE


       DATE OF        TYPE OF        NUMBER OF    EXERCISE
      AGREEMENT       OPTION         SHARES (1)     PRICE
     ----------   -------------      -----------  ---------
       1/4/95     Non-qualified        7,500        $4.51
       8/9/96     Non-qualified        2,000         9.23
       9/6/96     Non-qualified        2,000         9.23


(1) Each option vests in four equal annual installments beginning on the first anniversary date of the date of the agreement.